UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                              September 30, 2009
              ------------------------------------------------
              Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective on September 30, 2009, the Company executed an Extension Agreement ('Extension Agreement') with Bright Capital, Ltd. ('BC') and Dominic Bassani ('DB'), Vice President-Strategic Planning and Special Projects of our Bion Integrated Projects, Inc. and Bion Services Group, Inc. subsidiaries, pursuant to which BC agreed to provide the services of DB to the Company for an additional four years (plus a possible fifth year)on a consulting basis for an annual fee of $312,000 (subject to adjustment)and granted a bonus of $60,000 payable in the form of 600,000 warrants exercisable beginning September 30, 2009, to purchase the Company's restricted stock at a price of $2.50 per share until January 15, 2019. Additionally, the Company and BC/DB agreed to negotiate in good faith to resolve the matters set forth below ('Additional Matters') on or before December 31, 2009 with the resolution of the Additional Matters to constitute an Addendum to the Extension Agreement with the same effect as if set forth herein at this time: a)'performance bonus' provisions, b)'pension' or other similar benefits for DB, c)'change of control' provisions, and d) compensation in the event of DB's death or disability during the Term.

     Effective on September 30, 2009, the Company executed an agreement with Mark A. Smith ('MAS'), the Company's President and General Counsel, pursuant to which MAS agreed to extend his service to the Company through a date no later than December 31, 2010 at a salary of $16,000 per month. In connection therewith the Company granted MAS a cash bonus of $15,000 payable on January 1, 2010 and a bonus of $20,000 payable in the form of 200,000 warrants exercisable beginning September 30, 2009, to purchase the Company's restricted stock at a price of $2.50 per share until January 15, 2019.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Effective October 1, 2009, Jere Northrop, a founder of the Company approximately 20 years ago, resigned his position as a Director of the Company. Mr. Northrop, age 67, will be available to provide consulting services to the Company on an 'as requested' basis through December 31, 2010.

ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company will be utilizing the powerpoint presentation which can be found at our website at: http://biontech.com/investor/docs/BION.PP.091001. Master.pdf in the context of communication with FINRA brokers and others in meetings and calls over the next several weeks.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

     Exhibit 10.1  Bassani Extension Agreement effective September 30, 2009

     Exhibit 10.2  Smith Extension Agreement effective September 30, 2009


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Bion Environmental Technologies, Inc.



Date:  October 8, 2009               By:/s/ Mark A. Smith
                                        Mark A. Smith, President